SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
AND
SECOND AMENDMENT TO GUARANTY
AND
FIRST AMENDMENT TO CLAWBACK AGREEMENT

      This Second Amendment to Revolving Credit Agreement and Second Amendment to Guaranty and First Amendment to Clawback Agreement (“this Amendment”), dated as of June 20, 2001, is entered into by (1) FRONTIER OIL AND REFINING COMPANY (the “Borrower”), (2) each of FRONTIER HOLDINGS INC., FRONTIER REFINING & MARKETING INC., FRONTIER REFINING INC., FRONTIER EL DORADO REFINING COMPANY and FRONTIER PIPELINE INC. (the “Guarantors”), (3) FRONTIER OIL CORPORATION (“FOC”), (4) each of the lenders parties to the Credit Agreement referred to below (the “Lenders”) and (5) UNION BANK OF CALIFORNIA, N.A., as administrative agent for the Lenders (the "“Agent”).

Recitals

      A.      The Borrower, the Lenders and the Agent are parties to a Revolving Credit Agreement dated as of November 16, 1999, as amended by a First Amendment to Revolving Credit Agreement and First Amendment to Guaranty dated September 20, 2000 (said Revolving Credit Agreement, as so amended, herein called the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

      B.      The Guarantors are parties to a Guaranty dated as of November 16, 1999, as amended by a First Amendment to Revolving Credit Agreement and First Amendment to Guaranty dated September 20, 2000 (said Guaranty, as so amended, herein called the “Guaranty”), made thereby in favor of the Lenders and the Agent.

      C.      FOC is a party to a Clawback Agreement dated as of November 16, 1999 (the “Clawback Agreement”) made thereby in favor of the Lenders and the Agent.

      D.      The Borrower and the Lenders wish to amend the Credit Agreement to extend the Commitment Termination Date to June 15, 2004. The Guarantors, the Lenders and the Agent wish to amend the Guaranty to revise certain of the covenants contained therein. FOC, the Lenders and the Agent wish to amend the Clawback Agreement to revise certain of the covenants contained therein. Accordingly, the Borrower, the Guarantors, FOC, the Lenders and the Agent, as applicable, hereby agree as set forth below.

     SECTION 1.  Amendments to Credit Agreement.  Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in Section 4, the Borrower, the Lenders and the Agent hereby agree that the Credit Agreement is amended as set forth below.

         (a)     The definition of “Commitment Termination Date” in Section 1.1 of the Credit Agreement is amended by deleting the date “November 16, 2002” and substituting the date “June 15, 2004.”

         (b)    The definition of “Investible Cash” in Section 1.1 of the Credit Agreement is amended in full to read as follows:

         “‘Investible Cash’ means, at any time, the aggregate amount of cash and Cash Equivalents held by FOC on the last day of the most recently completed fiscal quarter with respect to which FOC has delivered financial statements to the Lenders pursuant to Section 7(j)(i) or (ii) of the Clawback Agreement.”

     SECTION 2.  Amendments to Guaranty.  Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in Section 4, the Guarantors, the Lenders and the Agent hereby agree that the Guaranty is amended as set forth below.

      (a)    Section 8(j) of the Guaranty is amended in full to read as follows:

         “(j)    Capital Expenditures. Such Guarantor will not make, or permit any of its Subsidiaries to make, any expenditure for fixed or capital assets, except that FRMI and its Subsidiaries shall be permitted to make such expenditures not exceeding (i) $35,000,000 in the aggregate in calendar year 2003 and (ii) $25,000,000 in the aggregate in each other calendar year.”

      (b)     Section 8(l) of the Guaranty is amended in full to read as follows:

         “(l)    Maintenance of Tangible Net Worth. Such Guarantor will not permit the consolidated Tangible Net Worth of FRMI and its Subsidiaries at any time to be less than the lesser of (a) $240,000,000 and (b) the sum of (i) $234,000,000, plus (ii) 50% of the aggregate of all positive net income of FRMI and its Subsidiaries on a consolidated basis after November 16, 1999, determined on a quarterly basis, plus (iii) 50% of all cash or cash-equivalent equity contributions made to FRMI and its Subsidiaries on a consolidated basis after November 16, 1999, plus (iv) 100% of all noncash equity contributions made to FRMI and its Subsidiaries on a consolidated basis after November 16, 1999.”

     SECTION 3.  Amendments to Clawback Agreement.  Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in Section 4, FOC, the Lenders and the Agent hereby agree that the Clawback Agreement is amended as set forth below.

      (a)     Section 7(j)(i) of the Clawback Agreement is amended by amending clause (A) in full to read as follows:

“(A) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that FOC proposes to take with respect thereto and.”

      (b)     Section 7(j)(ii) of the Clawback Agreement is amended by deleting clause (B) (except for the word "and" at the end thereof) and re-lettering clause (C) as clause (B).

     SECTION 4.  Conditions Precedent.  This Amendment shall become effective as of the date first set forth above when the Agent receives a fee of $306,250, for the ratable benefit of the Lenders, and all of the following, each dated the date hereof, in form and substance satisfactory to the Agent and in the number of originals requested by the Agent:

      (a)     this Amendment, duly executed by the Borrower, the Guarantors, FOC and the Lenders; and

      (b)     such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request.

      SECTION 5.   Representations and Warranties.   Each Credit Party represents and warrants to the Lenders and the Agent as set forth below.

      (a)     The execution, delivery and performance by such Credit Party of this Amendment and the Credit Documents, as amended hereby, to which such Credit Party is a party are within such Credit Party’s corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the articles of incorporation or bylaws of such Credit Party, (ii) contravene any Governmental Rule or contractual restriction binding on or affecting such Credit Party or (iii) result in or require the creation or imposition of any Lien (other than any created by the Credit Documents) upon or with respect to any of the properties of such Credit Party.

      (b)     No Governmental Action is required for the due execution, delivery or performance by such Credit Party of this Amendment or any of the Credit Documents, as amended hereby, to which such Credit Party is a party.

      (c)     This Amendment and each of the Credit Documents, as amended hereby, to which such Credit Party is a party constitute legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally.

      (d)     Each of the Security Agreement and the Stock Pledge Agreement constitutes a valid and perfected first-priority Lien on the Collateral purported to be encumbered thereby, enforceable against all third parties in all jurisdictions, and secures the payment of all obligations of the Borrower or FRMI, as applicable, under the Credit Documents, as amended hereby, to which such Credit Party is a party, and the execution, delivery and performance of this Amendment do not adversely affect the Lien of the Security Agreement or the Stock Pledge Agreement.

      (e)     The unaudited consolidated balance sheet of FOC and its Subsidiaries as of March 31, 2001 and the related unaudited consolidated statements of income, retained earnings and cash flows of FOC and its Subsidiaries for the fiscal quarter then ended, certified by the chief financial officer or chief accounting officer of FOC, fairly present the consolidated financial condition of FOC and its Subsidiaries as of such date and the consolidated results of the operations of FOC and its Subsidiaries for the fiscal quarter ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis (subject to normal year-end audit adjustments). Since March 31, 2001 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of FOC or any of its Subsidiaries. FOC and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

      (f)     The unaudited consolidating balance sheet of FHI and its Subsidiaries as of March 31, 2001 and the related unaudited consolidating statements of income, retained earnings and cash flows of FHI and its Subsidiaries for the fiscal quarter then ended, certified by the chief financial officer or chief accounting officer of FHI, fairly present the [consolidating] financial condition of FHI and its Subsidiaries as of such date and the [consolidating] results of the operations of FHI and its Subsidiaries for the fiscal quarter ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis (subject to normal year-end audit adjustments). Since March 31, 2001 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of FHI or any of its Subsidiaries. FHI and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

      (g)     The unaudited consolidated and consolidating balance sheet of FRMI and its Subsidiaries as of March 31, 2001 and the related unaudited consolidated and consolidating statements of income, retained earnings and cash flows of FRMI and its Subsidiaries for the fiscal quarter then ended, certified by the chief financial officer or chief accounting officer of FRMI, fairly present the consolidated [and consolidating] financial condition of FRMI and its Subsidiaries as of such date and the consolidated [and consolidating] results of the operations of FRMI and its Subsidiaries for the fiscal quarter ended on such date, all in accordance with generally accepted accounting principles applied on a consistent basis (subject to normal year-end audit adjustments). Since March 31, 2001 there has been no material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of FRMI or any of its Subsidiaries. FRMI and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

      (h)    There is no pending or, to the knowledge of such Credit Party, threatened action or proceeding affecting such Credit Party or any Subsidiary thereof before any Governmental Person, referee or arbitrator that could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of such Credit Party or any Subsidiary thereof or that purports to affect the legality, validity or enforceability of this Amendment or any of the Credit Documents, as amended hereby.

      SECTION 6.     Reference to and Effect on Credit Documents.

      (a)     On and after the effective date of this Amendment, (i) each reference in the Credit Agreement to “this Agreement," “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment, (ii) each reference in the Guaranty to “this Guaranty,” “hereunder,” “hereof,” “herein” or words of like import referring to the Guaranty, and each reference in the other Credit Documents to “the Guaranty,” “thereunder,” “thereof,” “therein” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty as amended by this Amendment, and (iii) each reference in the Clawback Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Clawback Agreement, and each reference in the other Credit Documents to “the Clawback Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Clawback Agreement, shall mean and be a reference to the Clawback Agreement as amended by this Amendment.

      (b)     Except as specifically amended above, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Agreement and the Stock Pledge Agreement and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Credit Documents, as amended hereby.

      (c)     Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Credit Documents or constitute a waiver of any provision of any of the Credit Documents.

     SECTION 7.  Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

     SECTION 8.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a originally executed counterpart of this Amendment.

[THIS SPACE INTENTIONALLY LEFT BLANK.]

     SECTION 9.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

FRONTIER OIL AND REFINING COMPANY By: /s/ Leo J. Hoonakker Leo J. Hoonakker Treasurer

FRONTIER OIL CORPORATION By: /s/ Julie H. Edwards Julie H. Edwards Executive Vice President, Finance & Administration

FRONTIER HOLDINGS INC. By: /s/ Julie H. Edwards Julie H. Edwards Executive Vice President, Finance & Administration

FRONTIER REFINING & MARKETING INC. By: /s/ Leo J. Hoonakker Leo J. Hoonakker Treasurer

FRONTIER REFINING INC. By: /s/ Leo J. Hoonakker Leo J. Hoonakker Treasurer

FRONTIER EL DORADO REFINING COMPANY By: /s/ Leo J. Hoonakker Leo J. Hoonakker Treasurer

FRONTIER PIPELINE INC. By: /s/ Leo J. Hoonakker Leo J. Hoonakker Treasurer

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent and a Lender By: /s/ Randall L. Osterberg Randall L. Osterberg Senior Vice President

BNP PARIBAS By: /s/ Douglas R. Liftman Name: Douglas R. Liftman Title: Managing Director

By: /s/ Larry Robinson Name: Larry Robinson Title: Vice President

TORONTO DOMINION (TEXAS), INC. By: /s/ Carolyn R. Faeth Name: Carolyn R. Faeth Title: Vice President

THE BANK OF NOVA SCOTIA By: /s/ F.C.H. Ashby Name: F.C.H. Ashby Title: Senior Manager Loan Operations

WELLS FARGO BANK, N.A. By: /s/ Michael M. Logan Name: Michael M. Logan Title: Vice President

BANK OF SCOTLAND By: /s/ Annie Glynn Name: Annie Glynn Title: Senior Vice President

FROST NATIONAL BANK By: /s/ Thomas H. Dungan Name: Thomas H. Dungan Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION By: /s/ Mark E. Thompson Name: Mark E. Thompson Title: Vice President

HIBERNIA NATIONAL BANK By: /s/ Nancy G. Moragas Name: Nancy G. Moragas Title: Vice President